Supplement to the
Fidelity® AAA CLO ETF
January 30, 2026
Prospectus

The following information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading is no longer applicable.
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
The following information found in the "Shareholder Information" section under the "Additional Information about the Purchase and Sale of Shares" heading is no longer applicable.
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
ACLO-PSTK-0326-100 1.9922615.100	March 23, 2026